================================================================================

                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement        [_]  Confidential, for Use of the
                                             Commission Only (as permitted by
                                             Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                              CARVER CORPORATION
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

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     (5) Total fee paid:

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[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

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     (2) Form, Schedule or Registration Statement No.:

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     (3) Filing Party:

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     (4) Date Filed:

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Notes:

                               [LOGO OF CARVER]

                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                             Tuesday, May 20, 1997

To the Shareholders of CARVER CORPORATION:

Notice is hereby given that the Annual Meeting of Shareholders of CARVER CORPORATION (the "Company") will be held at 4:00 p.m. local time on Tuesday, May 20, 1997 at Carver Corporation, 20121 - 48th Avenue W., Lynnwood, Washington 98036, for the following purposes:

(1) To elect three directors to serve until the next annual meeting of shareholders or until their successors are elected and qualified; and

(2) To transact such other business as may properly come before the meeting.

Shareholders of record on the books of the Company at the close of business on April 2, 1997 are entitled to notice of and to vote at the meeting and any adjournments or postponements thereof.

By order of the Board of Directors

/s/ John P. World

John P. World
Secretary

Lynnwood, Washington
April 14, 1997


                               IMPORTANT NOTICE

  WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON, PLEASE SIGN, DATE, AND RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED STAMPED AND AD-DRESSED ENVELOPE. THE GIVING OF THE PROXY WILL NOT AFFECT YOUR RIGHT TO VOTE AT THE MEETING IF THE PROXY IS REVOKED AS SET FORTH IN THE ACCOMPA-NYING PROXY STATEMENT.

-------------------------------------------------------------------------------

                              CARVER CORPORATION

                            20121-48TH AVENUE WEST
                                 P.O. BOX 1237
                        LYNNWOOD, WASHINGTON 98046-1237

                                PROXY STATEMENT

  This proxy statement and the accompanying form of proxy are furnished in connection with the solicitation of proxies by the Board of Directors of Carver Corporation (the "Company") for use at the Annual Meeting of Sharehold-ers to be held on Tuesday, May 20, 1997, at 4:00 P.M. local time, and at any adjournments thereof. Only shareholders of record on the books of the Company at the close of business on April 2, 1997 (the "Record Date") are entitled to notice of and to vote at the meeting. Management anticipates that these proxy solicitation materials and a copy of the Company's 1996 Annual Report to Shareholders will be mailed to shareholders on or about April 15, 1997.
  If the accompanying form of proxy is properly executed and returned, the shares represented thereby will be voted in accordance with the instructions specified thereon. IN THE ABSENCE OF INSTRUCTIONS TO THE CONTRARY, SUCH SHARES WILL BE VOTED FOR ALL OF THE NOMINEES FOR ELECTION TO THE BOARD OF DIRECTORS LISTED IN THIS PROXY STATEMENT AND NAMED IN THE FORM OF PROXY.
  Any shareholder executing a proxy has the power to revoke it at any time prior to the voting thereof on any matter (without, however, affecting any vote taken prior to such revocation) by (1) delivering written notice of revo-cation to the Secretary of the Company, (2) executing and delivering to the Company another proxy dated as of a later date, or (3) voting in person at the meeting.

VOTING SECURITIES AND PRINCIPAL HOLDERS

  The only voting securities of the Company are shares of: (1) common stock, par value $.01 per share (the "Common Stock"), each of which is entitled to one vote; and (2) Series A cumulative convertible preferred stock, par value $.01, (the "Preferred Stock"), each of which is entitled to one vote. In addi-tion to being entitled to vote on the election of the nominees to the Board of Directors identified below, holders of the Preferred Stock are also entitled as a class to elect two additional members to the Company's Board of Directors (the "Series A Directors"). Holders of Common Stock are not entitled to vote on the election of the Series A Directors. The transaction in which the Com-pany sold Preferred Stock and the rights of the holders thereof are described in the Certain Relationships and Related Transactions section, below. At the Record Date, there were issued and outstanding 3,741,570 shares of Common Stock and 1,411,764 shares of Preferred Stock of the Company (together, the "Outstanding Shares"). The presence in person or by proxy of holders of record of a majority of the Outstanding Shares is required to constitute a quorum for the transaction of business at the meeting. Under Washington law and the Company's Articles of Incorporation and Bylaws, if a quorum is present, the three nominees for election to the Board of Directors who receive the greatest number of affirmative votes cast at the Annual Meeting shall be elected direc-tors. Shares of Common Stock underlying abstentions and broker non-votes will be considered present at the Annual Meeting for purpose of calculating a quo-rum and will have no effect on the election of directors. Proxies and ballots will be received and tabulated by ChaseMellon Shareholder Services, an inde-pendent business entity not affiliated with the Company.
  The Company's Common Stock is traded on the over-the-counter Nasdaq National Market. The last sale price for the Common Stock of the Company as reported by Nasdaq on April 2, 1997 was $2.00.
  The following table sets forth certain information regarding beneficial own-ership of Carver's Preferred Stock and Common Stock, as of April 2, 1997, with respect to each shareholder known by the Company to be the beneficial owner of more than five percent of the outstanding Preferred or Common Stock; Except as otherwise indicated, the Company believes that the beneficial owners of the Preferred Stock and the Common Stock listed below have sole investment and voting power with respect to such shares, subject to community property laws were applicable.

CARVER PROXY STATEMENT -- 1997 SHAREHOLDERS MEETING
--------------------------------------------------------------------------------

                                                          AMOUNT AND NATURE          PERCENT OF
TITLE OF CLASS             NAME AND ADDRESS            OF BENEFICIAL OWNERSHIP OUTSTANDING SHARES (1)
--------------             ----------------            ----------------------- ----------------------
PREFERRED STOCK
                Renwick Alpha Fund, L.P.                      1,411,764 (2)            100.0
                 Renwick Special Situations Fund, L.P.
                 900 Third Avenue, 27th Floor
                 New York, NY 10022
COMMON STOCK
                Robert W. & Diana R. Carver                     658,502 (3)             17.8
                 330 Avenue "A"
                 Snohomish, WA 98290
                Paul E. Sackett, Jr.                            365,351 (4)              9.8
                 Sackett & Company
                 555 California St., Suite 4490
                 San Francisco, CA 94104
                Raj K. Bhatia                                   251,569 (5)              6.7
                 900 Third Avenue, 27th Floor
                 New York, NY 10022
                James R. McCullough                             253,569 (6)              6.8
                 900 Third Avenue, 27th Floor
                 New York, NY 10022
                Dimensional Fund Advisors, Inc.                 240,603 (7)              6.4
                 1299 Ocean Avenue, 11th Floor
                 Santa Monica, CA 90401
                Tweedy, Browne Company L.P.                     202,000 (8)              5.4
                 TBK Partners, L.P.
                 Vanderbilt Partners, L.P.
                 52 Vanderbilt Avenue
                 New York, NY 10017
                Renwick Alpha Fund, L.P.                        187,708 (2)(9)           5.0
                 Renwick Special Situations Fund, L.P.
                 900 Third Avenue, 27th Floor
                 New York, NY 10022

------------------------
(1) This table is based upon information supplied by directors, officers and principal shareholders. Percentage of ownership is based on 3,741,570 shares of Common Stock outstanding as of April 2, 1997. Beneficial owner-ship is determined in accordance with the Rules of the Securities and Ex-change Commission (the "Commission"), and includes voting and investment power with respect to the shares of Preferred Stock or Common Stock. Shares of Common Stock subject to options, or warrants, which are exercisable cur-rently or within 60 days of April 2, 1997 are deemed outstanding when com-puting the percentage of the person holding such options, or warrants, but are not deemed outstanding when computing the percentage of any other per-son.

--------------------------------------------------------------------------------

(2) Shares of Preferred Stock are convertible into shares of Common Stock at any time at the option of the holder on a one for one basis, subject to po-tential antidilution adjustment. Messrs. Bhatia and McCullough, both direc-tors of the Company, are the Co-Presidents, sole directors and only share-holders of Renwick Capital Management, Inc. ("Renwick") and the sole gen-eral partners of Renwick Alpha Fund, L.P. ("RAF") and Renwick Special Situ-ations Fund, L.P. ("RSSF"). Renwick holds currently exercisable warrants to purchase 250,000 shares of Common Stock. Both RAF and RSSF are private in-vestment limited partnerships. As the sole general partners of RAF and RSSF and the sole executive officers of Renwick, Messrs. Bhatia and McCullough may be deemed to have shared voting and investment power over the shares of Preferred Stock and Common Stock beneficially owned by Renwick, RAF and RSSF. RAF beneficially owns directly 185,211 shares of Common Stock and 470,588 shares of Preferred Stock and RSSF beneficially owns directly 2,497 shares of Common Stock and 941,176 shares of Preferred Stock. RAF disclaims beneficial ownership of any shares held by Renwick, RSSF and Messrs. Bhatia and McCullough. RSSF disclaims beneficial ownership of any shares held by Renwick, RAF and Messrs. Bhatia and McCullough.

(3) Includes 10,000 shares subject to sale under a vested stock option granted by Robert W. and Diana R. Carver to Thomas C. Graham, a director of the Company exercisable within 60 days of April 2, 1997.

(4) Sackett & Company, a registered investment advisor, is deemed to be the beneficial owner of 277,851 shares pursuant to separate arrangements whereby Sackett & Company acts as investment advisor to certain persons; and each such person has the right to receive or the power to direct the receipt of dividends from, or the proceeds from the sale of, the securi-ties. Mr. Sackett is the direct owner of 87,500 shares of Common Stock and has shared voting and dispositive powers over 365,351 shares of Common Stock.

(5) Mr. Raj K. Bhatia, a director of the Company, has sole voting and invest-ment power with respect to 569 shares of Common Stock. Includes 1,000 shares of Common Stock subject to options exercisable within 60 days of April 2, 1997. Also includes 250,000 shares of Common Stock issuable upon exercise of currently exercisable warrants to purchase shares of Common Stock beneficially owned by Renwick with respect to which Mr. Bhatia shares voting and investment power. Does not include an aggregate of 1,411,764 shares of Preferred Stock and 187,708 shares of Common Stock held by RAF and RSSF as to which Mr. Bhatia shares voting and investment power with Mr. McCullough. See footnote (2) above.

(6) Mr. James McCullough, a director of the Company, has sole voting and in-vestment power with respect to 2,569 shares of Common Stock. Includes 1,000 shares of Common Stock subject to options exercisable within 60 days of April 2, 1997. Also includes 250,000 shares of Common Stock issuable upon exercise of currently exercisable warrants to purchase shares of Common Stock beneficially owned by Renwick with respect to which Mr. McCullough shares voting and investment power. Does not include an aggregate of 1,411,764 shares of Preferred Stock and 187,708 shares of Common Stock held by RAF and RSSF as to which Mr. McCullough shares voting and investment power with Mr. Bhatia. See footnote (2) above.

(7) Dimensional Fund Advisors, Inc. ("Dimensional"), a registered investment advisor, is deemed to have beneficial ownership of 240,603 shares of Common Stock. All of such shares are held in portfolios of DFA Investment Dimen-sions Group Inc., a registered open-end investment company, or in series of the DFA Investment Trust Company, a Delaware business trust, or the DFA Group Trust and DFA Participation Group Trust, investment vehicles for qualified employee benefit plans, with respect to all of which Dimensional Fund Advisors Inc. serves as investment manager. Dimensional disclaims ben-eficial ownership of all such shares.

(8) Shares beneficially owned by Tweedy, Browne Company L.P. ("TBC"), a regis-tered broker-dealer and investment advisor, are held in the accounts of various customers. TBK Partners, L.P. ("TBK") and Vanderbilt Partners, L.P. ("Vanderbilt") are each private investment partnerships and each of Messrs. Christopher H. Browne, William H. Browne, and John D. Spears serve as gen-eral partners of each of TBC, TBK and Vanderbilt with Mr. Thomas P. Knapp acting as an additional general partner of TBK. The general partners of each of TBC, TBK and Vanderbilt may be deemed to have shared power to vote and dispose of shares beneficially

CARVER PROXY STATEMENT -- 1997 SHAREHOLDERS MEETING
-------------------------------------------------------------------------------

    owned by the respective partnerships. TBC may be deemed to be the benefi-cial owner of 172,000 shares, over which TBC claims sole voting power with respect to 147,000 shares and shared dispositive power over 172,000 shares. TBK beneficially owns directly 20,000 shares and Vanderbilt beneficially owns directly 10,000 shares. Each of TBC, TBK and Vanderbilt disclaim bene-ficial ownership of shares held by the others.

(9) Does not include 1,411,764 shares of Common Stock issuable upon conversion of Preferred Stock, 250,000 shares of Common Stock issuable upon exercise of currently exercisable warrants held by Renwick or an aggregate of 4,938 shares of Common Stock held or subject to purchase by Messrs. Bhatia and McCullough. See footnotes (2), (5) and (6) above.

ELECTION OF DIRECTORS

NOMINEES

  A Board of Directors consisting of five directors will be elected at the An-nual Meeting to hold office for a term of one year or until their successors are elected and qualified. Three of the directors, Messrs. Graham, Vynne and Williams, (the "Nominees") are to be elected by the holders of the Common and Preferred Stock voting together. The Board of Directors has approved the Nomi-nees, all of whom are members of the current Board of Directors. Unless other-wise instructed, it is the intention of the persons named in the accompanying form of proxy to vote shares represented by properly executed proxies for the Nominees. Although the Board of Directors anticipates that all of the Nominees will be available to serve as directors of the Company, should any one or more of them not accept the nomination, or otherwise be unwilling or unable to serve, it is intended that the proxies will be voted for the election of a substitute nominee or nominees designated by the Board of Directors.
  In addition to voting with the Common Stock on the election of the Nominees, holders of the Preferred Stock are also entitled as a class to elect two di-rectors (the "Series A Directors"). Raj K. Bhatia and James R. McCullough cur-rently serve as the Series A Directors and are expected to be nominated and reelected as the Series A Directors at or before the Annual Meeting.

--------------------------------------------------------------------------------

  The table below lists the names and ages of the directors and the amount and nature of the beneficial ownership of the Company's voting securities of the directors, the executives named in the Summary Compensation Table, and all di-rectors and executive officers as a group, all as of April 2, 1997. Except as noted in the table, each such person has sole voting and investment powers with respect to the shares shown.

                                                       AMOUNT AND   PERCENT OF
                                                        NATURE OF   OUTSTANDING
 TITLE OF CLASS                NAME               AGE   OWNERSHIP   SHARES (1)
 ----------------              ----               --- ------------- -----------
 PREFERRED STOCK
                  Renwick Alpha Fund L.P. (2)         1,411,764 (2)    100.0
                  Renwick Special Situations
                   Fund, L.P. (2)
 COMMON STOCK
                  Raj K. Bhatia                    31   251,569 (3)      6.7
                  Thomas C. Graham                 58    44,898 (4)      1.2
                  James R. McCullough              29   253,369 (5)      6.8
                  John F. Vynne                    52    34,000 (6)      1.0
                  Stephen M. Williams              47   105,067 (7)      2.8
                  John P. World                    50    71,974 (8)      1.9
                  All current directors and ex-
                   ecutive officers as a group
                   (9 persons)                          576,744 (9)     15.4

------------------------
(1) This table is based upon information supplied by directors, officers and principal shareholders. Percentage of ownership is based on 3,741,570 shares of Common Stock outstanding as of April 2, 1997. Beneficial owner-ship is determined in accordance with the Rules of the Securities and Ex-change Commission (the "Commission"), and includes voting and investment power with respect to the shares of Preferred Stock or Common Stock. Shares of Common Stock subject to options, or warrants, which are exercisable cur-rently or within 60 days of April 2, 1997 are deemed outstanding when com-puting the percentage of the person holding such options or warrants, but are not deemed outstanding when computing the percentage of any other per-son.

(2) Shares of Preferred Stock are convertible into shares of Common Stock at any time at the option of the holder on a one for one basis, subject to po-tential antidilution adjustment. Messrs. Bhatia and McCullough, both direc-tors of the Company, are the Co-Presidents, sole directors and only share-holders of Renwick Capital Management, Inc. ("Renwick") and the sole gen-eral partners of Renwick Alpha Fund, L.P. ("RAF") and Renwick Special Situ-ations Fund, L.P. ("RSSF"). Renwick holds currently exercisable warrants to purchase 250,000 shares of Common Stock. Both RAF and RSSF are private in-vestment limited partnerships. As the sole general partners of RAF and RSSF and the sole executive officers of Renwick, Messrs. Bhatia and McCullough may be deemed to have shared voting and investment power over the shares of Preferred Stock and Common Stock beneficially owned by Renwick, RAF and RSSF. RAF beneficially owns directly 185,211 shares of Common Stock and 470,588 shares of Preferred Stock and RSSF beneficially owns directly 2,497 shares of Common Stock and 941,176 shares of Preferred Stock. RAF disclaims beneficial ownership of any shares held by Renwick, RSSF and Messrs. Bhatia and McCullough. RSSF disclaims beneficial ownership of any shares held by Renwick, RAF and Messrs. Bhatia and McCullough.

(3) Mr. Raj K. Bhatia, a director of the Company, has sole voting and invest-ment power with respect to 569 shares of Common Stock. Includes 1,000 shares of Common Stock subject to options exercisable within 60 days of April 2, 1997. Also includes 250,000 shares of Common Stock issuable upon exercise of currently exercisable warrants to purchase shares of Common Stock beneficially owned by Renwick with respect to which Mr. Bhatia shares voting and investment power. Does not include an aggregate of 1,411,764 shares of Preferred Stock and 187,708 shares of Common Stock held by RAF and RSSF as to which Mr. Bhatia shares voting and investment power with Mr. McCullough. See footnote (2) above.

CARVER PROXY STATEMENT -- 1997 SHAREHOLDERS MEETING
--------------------------------------------------------------------------------

(4) Includes options to purchase 28,000 shares exercisable within 60 days of April 2, 1997 and 10,000 shares subject to a vested stock option granted to Mr. Graham by Robert W. and Diana R. Carver.

(5) Mr. James McCullough, a director of the Company, has sole voting and in-vestment power with respect to 2,569 shares of Common Stock. Includes 1,000 shares of Common Stock subject to options exercisable within 60 days of April 2, 1997. Also includes 250,000 shares of Common Stock issuable upon exercise of currently exercisable warrants to purchase shares of Common Stock beneficially owned by Renwick with respect to which Mr. McCullough shares voting and investment power. Does not include an aggregate of 1,411,764 shares of Preferred Stock and 187,708 shares of Common Stock held by RAF and RSSF as to which Mr. McCullough shares voting and investment power with Mr. Bhatia. See footnote (2) above.

(6) Includes options to purchase 25,500 shares granted by the Company exercis-able within 60 days.

(7) Includes options to purchase 98,167 shares granted by the Company exercis-able within 60 days.

(8) Includes options to purchase 62,521 shares granted by the Company exercis-able within 60 days.

(9) Includes (i) 286,855 shares of Common Stock subject to options exercisable within 60 days of April 2, 1997 and (ii) 250,000 shares of Common Stock is-suable upon exercise of warrants to purchase shares of Common Stock which are currently exercisable. Does not include an aggregate of 1,411,764 shares of Preferred Stock and 187,708 shares of Common Stock held by RAF and RSSF as to which Messrs. Bhatia and McCullough share voting and invest-ment power. See footnote (2) above.

  RAJ K. BHATIA has been a director of the Company since June 1996. Mr. Bhatia is a Co-founder of Renwick and has been its Co-President since January 1995. Mr. Bhatia is the Managing Partner of RAF. From January 1994 through December 1994 Mr. Bhatia was enrolled at Columbia University Graduate School of Busi-ness. From January 1990 to January 1994, Mr. Bhatia was employed by Trading Technologies Corporation which develops and markets proprietary software sys-tems for top-tier investment banking firms.
  THOMAS C. GRAHAM has been a director of the Company since March 1991. From March 1992 to September 1993, Mr. Graham served as the Company's President and Chief Executive Officer. As a consultant to the Company, he acted as the Company's Executive Vice President from November 1991 through February 1992. Since 1970, he has been President of Pacific SBG Inc., which provides business counseling and operating management services. He is also a principal in Ever-green Services Corporation, a leading horticultural services company. Mr. Gra-ham also serves as a director of MediaLink Technologies Corporation, a next generation multi-media networking company, and Oridigm Corporation, a bio-tech-nology company.
  JAMES R. MCCULLOUGH has been a director of the Company since June 1996. Mr. McCullough is a Co-founder of Renwick and has been its Co-President since Janu-ary 1995. From January 1994 through December 1994 Mr. McCullough was enrolled at Columbia University Graduate School of Business where he received his M.B.A. Mr. McCullough is the Managing Partner of RSSF. From January 1992 to January 1994, Mr. McCullough was an Associate with Fiduciary Partners, L.P., a fund of hedge funds investing in institutional equity managers. Mr. McCullough was a manager of the Martlet Investment Fund, a Delaware Trust investing in convert-ible debt special situations from January 1991 to January 1992.
  JOHN F. VYNNE became a director of the Company in December 1991. Since 1988, Mr. Vynne has been the President (and sole shareholder) of Thunderbird Pacific Corporation, a Redmond, Washington based manufacturer of electronic instruments and software used in the mining industry. From 1986 through 1987, Mr. Vynne was the President of Vehicle Systems Inc., a wholly owned subsidiary of Caterpillar Corporation, which manufactured electronic instrumentation for use in off high-way vehicles and equipment.
  STEPHEN M. WILLIAMS has been the Company's President and Chief Executive Of-ficer since January 1996. Mr. Williams was the Company's Executive Vice Presi-dent and Chief Operating Officer from February 1995 to January 1, 1996 and a Director since February 1995. Mr. Williams joined the Company as Vice President and General Manager--Consumer Products Division in September 1994. Prior to that time, Mr. Williams was the Vice

-------------------------------------------------------------------------------

President of International Operations of Onkyo Corporation, a manufacturer and distributor of high fidelity audio equipment, starting in 1993. From 1987 to 1993, Mr. Williams was Vice President of Cybex, a division of Lumex Corpora-tion, where he was responsible for marketing, sales, engineering and product development of the Cybex fitness equipment division.

BOARD AND COMMITTEE MEETINGS

  The Company's Board of Directors held fourteen meetings during the fiscal year ended December 31, 1996. Each incumbent director attended at least 75% of the meetings of the Board and of the Committees of the Board on which he served during his term of service on the Board during 1996. The Board of Di-rectors has standing Audit, Compensation and Nominating Committees.
  The Board of Directors formed a Nominating Committee in November 1995 to re-cruit and evaluate potential candidates for election to the Company's Board of Directors The Nominating Committee will consider written proposals from the Company's shareholders for nominees to serve as directors which are submitted to the Secretary of the Company in accordance with the procedures described below under the caption, Shareholder Proposals and Nomination Procedure for the 1998 Annual Meeting of Shareholders. The Nominating Committee did not meet in 1996 and currently consists of Mr. Vynne.
  The Audit Committee currently consists of Messrs. Bhatia, Graham, and Vynne and meets with the Company's internal financial staff and the Company's inde-pendent public accountants to review the scope and findings of the annual au-dit. The Audit Committee also periodically meets to review the Company's fi-nancial executives' activities and to discuss the adequacy of the Company's internal accounting controls. The Audit Committee held five meetings during 1996.
  The Compensation Committee currently consists of Messrs. Graham, McCullough, and Vynne and considers and acts upon management's recommendations to the Board of Directors regarding salaries, bonuses and other forms of compensation for the Company's executive officers. The Compensation Committee also adminis-tered the Company's various stock option plans, the Company's 1995 Stock Bonus Plan (the "Stock Bonus Plan"), the Employee Stock Purchase Plan and Stock Ap-preciation Rights Plan. The Compensation Committee held six meetings during 1996.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

  Robert Fulton, Thomas C. Graham, James McCullough and John F. Vynne each served as a member of the Compensation Committee of the Company's Board of Di-rectors for all or part of the fiscal year ended December 31, 1996. Mr. Graham was President and CEO of the Company from March 1992 to September 23, 1993 and President of USS Corporation, a subsidiary of the Company, from December 22, 1992 to September 23, 1993.

DIRECTORS' COMPENSATION

  Employee directors receive no additional compensation for service on the Board of Directors or its committees. Each director who is not an employee of the Company receives an annual fee of $10,000, paid in quarterly installments. Pursuant to the Company's 1995 Stock Bonus Plan (the "Stock Bonus Plan"), each non-employee director is awarded annually 1,000 shares of the Company's Common Stock in quarterly installments of 250 shares. Each installment is awarded on the 15th day of February, May, August and November to each non-employee direc-tor who was a director of the Company on the last day of the preceding calen-dar quarter.
  The Company's 1995 Stock Option Plan (the "Option Plan") provides for the grant of an option to purchase 2,500 shares of the Company's Common Stock to each non-employee director upon his or her initial election to the Board and again annually thereafter as of the first Wednesday of May for those non-em-ployee directors who served in that capacity as of December 31 of the immedi-ately preceding year (the "Date of Grant"). Options granted to non-employee directors under the Option Plan vest as follows: 40% on the Date of Grant; 30% on the first anniver-

CARVER PROXY STATEMENT -- 1997 SHAREHOLDERS MEETING
--------------------------------------------------------------------------------

sary of the Date of Grant; 30% on the second anniversary of the Date of Grant. Options granted to non-employee directors under the Option Plan, which have not been exercised terminate upon the first to occur of the following: Ten years after the Date of Grant; 90 days from the date of optionee's termination as a Director of the Company for any reason other than death or disability, as de-fined in the Option Plan; or one year from the date of death of the optionee or the cessation of optionee's service by reason of disability. The Option Plan further provides that vesting of options outstanding upon the occurrence of the following conditions (an "Eligible Option") (such conditions referred to as "Acceleration Events") shall become immediately vested and fully exercisable for the periods indicated (each such exercise period referred to as an "Accel-eration Window"): For a period of 45 days beginning on the day on which any Person together with all Affiliates and Associates (as such terms are defined in the Option Plan) of such Person shall become the Beneficial Owner (as de-fined in the Option Plan) of 25% or more of the shares of Common Stock then outstanding, but shall not include the Company, any subsidiary of the Company, anyemployee benefit plan of the Company or of any subsidiary of the Company, or any Person or entity organized, appointed or established by the Company for or pursuant to the terms of any such employee benefit plan; beginning on the date that a tender or exchange offer for Common Stock by any Person (other than the Company, any subsidiary of the Company, any employee benefit plan of the Com-pany or of any subsidiary of the Company, or any Person or entity organized, appointed or established by the Company for or pursuant to the terms of any such employee benefit plan) is first published or sent or given within the meaning of Rule 14d-2 under the Securities Exchange Act of 1934, as amended, (the "Exchange Act") and continuing so long as such offer remains open (includ-ing any extensions or renewals of such offer), unless by the terms of such of-fer the offeror, upon consummation thereof, would be the Beneficial Owner of less than 30% of the shares of Common Stock then outstanding; for a period of 20 days beginning on the day on which the shareholders of the Company (or, if later, approval by the shareholders of any Person) duly approve any merger, consolidation, reorganization or other transaction providing for the conversion or exchange of more than 50% of the outstanding shares of Common Stock into se-curities of any Person, or cash, or property, or a combination of any of the foregoing; or for a period of 20 days beginning on the day on which, at any meeting of the shareholders of the Company involving a contest for the election of directors, individuals constituting a majority of the Board of Directors who were not the Board of Director's nominees for election immediately prior to the meeting are elected; provided, however, that with respect to the Accelerating Events, such accelerated vesting shall not occur if the event that would other-wise trigger the accelerated vesting of Eligible Options has received the prior approval of a majority of all of the directors of the Company, excluding for such purposes the votes of directors who are directors or officers of, or have a material financial interest in any Person (other than the Company) who is a party to the Accelerating Event which otherwise would trigger acceleration of vesting.
  Each current director, who was elected prior to 1995 and was not an employee of the Company at the time of election, received an option to acquire 16,250 shares of the Company's Common Stock under the Company's 1985 Non-Qualified Stock Option Plan (the "Directors' Plan"). The Directors' Plan terminated on March 29, 1995 and provided for the automatic grant of an option to acquire 16,250 shares of the Company's Common Stock to each director who is not also an employee of the Company upon his or her election as a director of the Company. The exercise price for such option is equal to the last sale price of the Company's Common Stock on the date of his or her election ("Date of Election"). The duration of an option is nine years and 364 days from the Date of Election. 3,125 shares granted in each option vest on the Date of Election, and 3,125, 5,000 and 5,000 shares vest upon the completion of 18, 36 and 54 consecutive months of service, respectively, as a director of the Company. The Directors' Plan further provides that vesting of options outstanding at least one year prior to the below described events will be accelerated and shall become imme-diately exercisable, as follows: (i) upon accumulation by any person or group (other than a broker, bank or trust company holding any class of voting equity securities of the Company for the account of customers) of beneficial ownership of 25% or more of any class of the Company's voting equity securities; or (ii) upon the occurrence of certain events leading to a change in control such as a tender or exchange offer or upon approval by the Company's shareholders of cer-tain mergers or similar events.

--------------------------------------------------------------------------------

EXECUTIVE COMPENSATION

  The following table shows compensation paid by the Company for services ren-dered during the fiscal years ended December 31, 1996, 1995 and 1994, respec-tively, to each person who was Chief Executive Officer during fiscal year 1996 and the only other executive officer whose salary and bonus exceeded $100,000 in 1996.

                       SUMMARY ANNUAL COMPENSATION TABLE

                                              LONG-TERM
                                             COMPENSATION
                     ANNUAL COMPENSATION        AWARDS
                     ----------------------- ------------
                                              NUMBER OF
                                              SECURITIES
                                              UNDERLYING     ALL OTHER
NAME AND PRINCIPAL        SALARY      BONUS    OPTIONS      COMPENSATION
POSITION             YEAR    $          $        (#)            ($)
------------------   ---- -------     ------ ------------   ------------
Robert A. Fulton     1996  55,500 (1)      0           (2)     16,850 (3)
 President & CEO     1995 145,000          0         0            846 (4)
                     1994 100,000          0   100,000            623 (4)
Stephen M. Williams  1996 172,800          0   152,000 (5)        775 (4)
 President & CEO     1995 144,000     30,000    25,000            741 (4)
                     1994  47,900 (6)      0   150,000             68 (4)
John P. World        1996 110,000          0    90,000 (7)        618 (4)
 Ex. V. Pres. &      1995  86,400          0    25,000            516 (4)
 General Manager     1994  73,900          0         0            470 (4)

------------------------

(1) Mr. Fulton resigned as President and CEO effective February 1996 but re-ceived severance payments to May 1996 at the rate of his annual salary of $145,000.

(2) Excludes an option granted to Mr. Fulton, as a non-employee director, on May 1, 1996, to purchase 2,500 shares pursuant to the Option Plan which vests in three annual installments 1,000, 750, and 750 shares, respective-ly, beginning on May 1, 1996. The options expire on the earlier of (i) ten years from the date of grant, (ii) the expiration of ninety days following the date of the termination of Mr. Fulton's service as a director, or
     (iii) one year from the date of death or disability of the optionee. Shares may be acquired under the Option Plan by delivery of the exercise price in cash or surrender of previously held shares. Upon an Acceleration Event (as defined above), these options become immediately exercisable.

(3) Includes Company paid life insurance premiums of $150 and director's fees of $16,700.

(4)  Represents Company paid term life insurance premiums.

(5) Includes an option to purchase 62,000 shares of Common Stock granted on January 15, 1996 pursuant to the Option Plan which vests in three equal annual installments beginning on July 15, 1996; an option to purchase 45,000 shares of Common Stock granted on September 20, 1996 which vests in three equal annual installments beginning on September 20, 1996; and an option to purchase 45,000 shares of Common Stock which vests upon the Company's achievement of certain performance objectives in 1996 and 1997. The Company's failure to achieve the 1996 performance objective resulted in the cancellation of options to purchase 22,500 shares. The options ex-pire on the earlier of (i) ten years from the date of grant, (ii) the ex-piration of ninety days following the date of the termination of Mr. Wil-liam's employment, or (iii) one year from the date of death or disability of the optionee. Shares may be acquired under the Option Plan by delivery of the exercise price in cash or surrender of previously held shares. Upon an Acceleration Event (as defined above), these options become immediately exercisable.

CARVER PROXY STATEMENT -- 1997 SHAREHOLDERS MEETING
--------------------------------------------------------------------------------

(6) Mr. Williams was employed by the Company on September 15, 1994 at an an-nual salary of $144,000.

(7) Includes an option to purchase 30,000 shares of Common Stock granted on January 15, 1996 pursuant to the Option Plan which vests in three equal annual installments beginning on July 15, 1996; an option to purchase 30,000 shares of Common Stock granted on September 20, 1996 which vests in three equal annual installments beginning on September 20, 1996; and an option to purchase 30,000 shares of Common Stock which vests upon the Company's achievement of certain performance objectives in 1996 and 1997. The Company's failure to achieve the 1996 performance objective resulted in the cancellation of options to purchase 15,000 shares. The options ex-pire on the earlier of (i) ten years from the date of grant, (ii) the ex-piration of ninety days following the date of the termination of Mr. World's employment, or (iii) one year from the date of death or disability of the optionee. Shares may be acquired under the Option Plan by delivery of the exercise price in cash or surrender of previously held shares. Upon an Acceleration Event (as defined above), these options become immediately exercisable.

  The following table summarizes the number and terms of stock options granted in 1996 to the persons named in the Summary Compensation Table. Options were granted without tandem SARs.

                       OPTION GRANTS IN LAST FISCAL YEAR

                                                                    POTENTIAL
                                                                   REALIZABLE
                                                                VALUE AT ASSUMED
                                                                 ANNUAL RATES OF
                                                                   STOCK PRICE
                                                                  APPRECIATION
                                 INDIVIDUAL GRANTS             FOR OPTION TERM (1)
                     ----------------------------------------- --------------------
                                 % OF TOTAL
                      NUMBER OF   OPTIONS
                     SECURITIES  GRANTED TO
                     UNDERLYING  EMPLOYEES
                       OPTIONS       IN     EXERCISE  EXPIRA-
                       GRANTED     FISCAL    PRICE     TION
NAME                      #         YEAR     ($/SH)    DATE     5% ($)    10% ($)
-----------          ----------- ---------- -------- --------- --------- ----------
Robert A. Fulton,      2,500 (2)     0.6%    $2.25    5/1/06   $   3,538 $   8,965
 President & CEO
Stephen M. Williams  152,000 (3)    35.2%   $1.50 &  1/15/06 & $ 220,764 $ 560,149
 President & CEO                             $2.875   9/20/06
John P. World         90,000 (4)    21.4%   $1.50 &  1/15/06 & $ 136,485 $ 346,339
 Ex. V. Pres. &                              $2.875   9/20/06
 Gen. Mgr.

------------------------
(1) The potential realizable value is based on the assumption that the price of the Common Stock appreciates at the annual rate shown (compounded annually) from the date of grant until the end of the ten year option term. Actual realizable value, if any, on stock option exercises is dependent on the fu-ture performance of the Common Stock and overall market conditions, as well as the option holder's continued employment through the vesting period. These values are calculated pursuant to SEC requirements and do not reflect the Company's estimate of future stock price growth.

(2) Represents an option granted to Mr. Fulton as a non-employee directors on May 1, 1996 pursuant to the Option Plan which vests in three annual in-stallments 1,000, 750, and 750 shares, respectively, beginning on May 1,

-------------------------------------------------------------------------------

    1996. The option expires on the earlier of (i) ten years from the date of grant, (ii) the expiration of ninety days following the date of the termi-nation of Mr. Fulton's service as a director, or (iii) one year from the date of death or disability of the optionee. Shares may be acquired under the Option Plan by delivery of the exercise price in cash or surrender of previously held shares. Upon an Acceleration Event (as defined above), the option becomes immediately exercisable.

(3) Includes an option to purchase 62,000 shares of Common Stock granted on January 15, 1996 pursuant to the Option Plan which vests in three equal annual installments beginning on July 15, 1996; an option to purchase 45,000 shares of Common Stock granted on September 20, 1996 which vests in three equal annual installments beginning on September 20, 1996; and an option to purchase 45,000 shares of Common Stock which vests upon the Company's achievement of certain performance objectives in 1996 and 1997. The Company's failure to achieve the 1996 performance objective resulted in the cancellation of options to purchase 22,500 shares. The options ex-pire on the earlier of (i) ten years from the date of grant, (ii) the ex-piration of ninety days following the date of the termination of Mr. Wil-liam's employment, or (iii) one year from the date of death or disability of the optionee. Shares may be acquired under the Option Plan by delivery of the exercise price in cash or surrender of previously held shares. Upon an Acceleration Event (as defined above), these options become immediately exercisable.

(4) Includes an option to purchase 30,000 shares of Common Stock granted on January 15, 1996 pursuant to the Option Plan which vests in three equal annual installments beginning on July 15, 1996; an option to purchase 30,000 shares of Common Stock granted on September 20, 1996 which vests in three equal annual installments beginning on September 20, 1996; and an option to purchase 30,000 shares of Common Stock which vests upon the Company's achievement of certain performance objectives in 1996 and 1997. The Company's failure to achieve the 1996 performance objective resulted in the cancellation of options to purchase 15,000 shares. The options ex-pire on the earlier of (i) ten years from the date of grant, (ii) the ex-piration of ninety days following the date of the termination of Mr. World's employment, or (iii) one year from the date of death or disability of the optionee. Shares may be acquired under the Option Plan by delivery of the exercise price in cash or surrender of previously held shares. Upon an Acceleration Event (as defined above), these options become immediately exercisable.

CARVER PROXY STATEMENT -- 1997 SHAREHOLDERS MEETING
--------------------------------------------------------------------------------

  The following table provides information with respect to option exercises during the year ended December 31, 1996 by the persons named in the Summary Compensation Table and the number and value of unexercised options held at De-cember 31, 1996.

                AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                       AND FISCAL YEAR-END OPTION VALUES

                                            NUMBER OF         VALUE OF
                                        SECURITIES UNDER-    UNEXERCISED
                       SHARES           LYING UNEXERCISED   IN-THE MONEY
                      ACQUIRED             OPTIONS AT        OPTIONS AT
                         ON     VALUE   DEC. 31, 1996 (#) DEC. 31, 1996 ($)
                      EXERCISE REALIZED   EXERCISABLE/      EXERCISABLE/
NAME                    (#)      ($)      UNEXERCISABLE   UNEXERCISABLE (1)
------------          -------- -------- ----------------- -----------------
Robert A. Fulton,
 President & CEO          0      N/A       67,250/1,500    $50,750/$ 1,125
Stephen M. Williams,
 President & CEO          0      N/A      91,917/75,000    $54,426/$77,675
John P. World,
 Ex. V. Pres. &
 Gen. Mgr.                0      N/A      56,271/73,750    $20,070/$43,575

------------------------
(1) Calculation based on the closing price of the Company's Common Stock on De-cember 31, 1996 less the exercise price, multiplied by the number of in-the-money options held. There can be no assurance that if and when these options are exercised they will have this value.

--------------------------------------------------------------------------------

REPORT OF THE COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION

THE COMPENSATION COMMITTEE

  The Compensation Committee of the Board of Directors (the "Committee") is currently comprised of three independent outside directors. The Committee is responsible for administering the Company's various stock option plans, the Stock Bonus Plan, Stock Appreciation Rights Plan and Employee Stock Purchase Plan. The Company's overall executive compensation program is established and administered by the Committee.

COMPENSATION PHILOSOPHY

  The philosophy underlying the development and administration of the Company's annual and long-term compensation plans is to align the interests of executive management with those of the shareholders. Key elements of this philosophy are:
    1. Establishing compensation plans which deliver pay commensurate with industry norms and Company performance, as measured by operating, financial and strategic objectives.
    2. Providing significant equity-based incentives for executives to ensure that they are motivated over the long-term to respond to the Company's business challenges and opportunities as owners rather than just as employ-ees.
    3. Rewarding executives if shareholders receive an above-average return on their investment over the long-term.

COMPENSATION FORMS

  Executive compensation consists primarily of (i) base salary, (ii) annual in-centive bonus compensation and (iii) long-term incentives in the form of stock options. Base salary is determined on approximately March 1 of each year or at the commencement of the executive's employment with the Company. Bonuses and stock options are usually determined during the first quarter after the end of the fiscal year to allow the Committee to take into account Company and indi-vidual performance in determining these elements of executive compensation. The Company also has an employee stock purchase plan which enables all employees, including executives, to purchase shares of the Company's stock at discounted prices and obtain a financial stake in the future success of the Company. Stock options are also available to non-executive employees of the Company.
  In developing executive compensation packages, the Committee has the objec-tive of establishing an appropriate blend of the above-mentioned forms of com-pensation which will be competitive generally and provide meaningful incentives to the executives on both a short and long-term basis. Historically, the Com-mittee has set salary levels below the median of those paid by other companies in the electronics industry to persons with comparable responsibilities as identified in the American Electronics Association salary surveys. This is done with the objective of giving variable compensation tied to financial perfor-mance greater weight than fixed base salary.
  The annual bonus plan is a discretionary vehicle by which executives can earn additional cash and/or equity compensation depending on individual and Company performance relative to certain annual objectives. In making such discretionary awards, the Committee considers with respect to each executive certain criteria including the Company's operating, financial and strategic goals (e.g. net sales, margin levels, expense control, earnings per share, operating income, cash flow, technology/customer acquisition and product development).
  The Company's long-term incentive program consists primarily of grants of stock options. Grants under the Option Plan are made at exercise prices equal to or exceeding the fair market value of the underlying Common Stock on the date of grant, thereby aligning a significant portion of executive compensation with shareholder interests. Executives receive value from their options only if the Company's Common Stock appreciates over the long-term. The Company encour-ages its officers to acquire shares of its Common Stock.

CARVER PROXY STATEMENT -- 1997 SHAREHOLDERS MEETING
--------------------------------------------------------------------------------

CEO AND EXECUTIVE COMPENSATION

SALARY

  The Chief Executive Officer's salary for 1996 was determined in accordance with the Company's compensation philosophy and objectives, as set forth above. In determining the salary of Mr. Williams for 1996, the Committee considered salary levels of former chief executives of the Company and the Company's cur-rent financial position.

  In March 1996, the salary levels for three of the Company's executives were reviewed, and, increased to reflect cost of living increases and changes in their duties and responsibilities.

ANNUAL BONUS

  During 1996, the Company failed to achieve some of its operating and finan-cial goals which were a combination of sales levels, margins, operating income, expense levels and earnings per share. No annual bonuses were awarded to Mr. Williams or the Company's other executive officers for 1996.

STOCK OPTIONS

  In 1996, options to purchase an aggregate of 352,000 shares of the Company's stock were granted to five executive officers, including Mr. Williams. In 1996, all options granted to executives were at the market price of the Company's Common Stock on the date of grant. Vesting schedules and exercise prices of the options granted were designed to motivate the Company's executives to achieve goals which would build shareholder value over the next several years.

  The material terms of the award of stock options to Mr. Williams in 1996 are discussed elsewhere in this Proxy Statement. In making that award, the Commit-tee considered the following in determining the number of shares and the vesting schedule: grants made to other executives of the Company; an appropri-ate incentive to encourage Mr. Williams to continue his employment with the Company; and an adequate incentive for Mr. Williams to initiate, pursue and re-alize goals and plans which, if successful, would build shareholder value.

  Under the Omnibus Budget Reconciliation Act of 1993, beginning in 1994, the federal income tax deduction for certain types of compensation paid to the chief executive officer and four other most highly compensated officers of pub-licly held companies is limited to $1 million per officer per fiscal year un-less such compensation meets certain requirements. The Compensation Committee is aware of this limitation and believes that, except possibly in the event of exercise of a significant number of options by an executive officer following a dramatic increase in the share price of the Company's Common Stock, no compen-sation paid by the Company during 1996 will exceed the $1 million limitation.

COMPENSATION COMMITTEE:

Thomas C. Graham, Chairman
James R. McCullough
John F. Vynne

--------------------------------------------------------------------------------
PERFORMANCE GRAPH

  The following graph shows for the periods indicated a comparison of the cumu-lative total shareholder return on the Company's Common Stock, Standard & Poors' Composite Index, and the Center for Research and Security Prices ("CRSP") Index for Nasdaq Electronic Components Stocks.


               COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURN
       AMONG CARVER CORPORATION, S&P 500 STOCKS AND NASDAQ ELECTROCNI
                COMPONENTS STOCKS SIC 3670-3679 US & FOREING

                        PERFORMANCE GRAPH APPEARS HERE

                                                          NASDAQ
                                                         ELECTRONIC
Measurement Period              CARVER        S&P        COMPONENTS
(Fiscal Year Covered)        CORPORATION    500 STOCK      STOCK
-------------------          ------------   ---------    ----------
Measurement Pt- 12/31/91     $100           $100         $100
FYE  12/31/92                $105.3         $107.7       $156.4
FYE  12/31/93                $123.7         $118.2       $214.7
FYE  12/30/94                $121.1         $119.8       $237.2
FYE  12/29/95                $ 63.2         $164.8       $392.8
FYE  12/31/96                $140.1         $203.2       $678.7

CARVER PROXY STATEMENT -- 1997 SHAREHOLDERS MEETING
--------------------------------------------------------------------------------

COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT

  Based solely upon its review of Forms 3, 4 and 5 and any amendments thereto furnished to the Company pursuant to Section 16 of the Securities and Exchange Act of 1934, as amended, all such Forms were filed on a timely basis, except for the late filings of Forms 4 by Raj K. Bhatia, James R. McCullough, Renwick Alpha fund, L.P. and Renwick Special Situations, L.P. for acquisitions of the Company's voting securities in the months of July, August, September, November and December 1996 and the apparent failure to file a Form 4 by Robert W. and Diana R. Carver relating to the sale by them of shares of the Company's Common Stock.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

  Certain of the Company's amplifiers and receivers have employed Magnetic Field Amplifier technology pursuant to a nonexclusive license negotiated in March 1985 between Robert W. Carver and Diana R. Carver and the Company relating to the use of three patents currently owned by the Carvers (the "License Agreement"). The License Agreement requires the Company to make royalty payments to Mr. and Mrs. Carver on products containing Magnetic Field Amplifier technology. Such royalties amounted to approximately $9,200.00 in 1996.

RELATIONSHIP WITH RENWICK CAPITAL MANAGEMENT, INC.

  In June and September 1996, the Company sold an aggregate of 1,411,764 shares of Series A Cumulative Convertible Preferred Stock (the "Preferred Stock") and issued five year warrants (the "Warrants") to acquire up to 250,000 shares of the Company's Common Stock pursuant to a Stock Purchase Agreement (the "Agree-ment") to Renwick Capital Management, Inc. and certain Renwick affiliates ("Renwick"). The shares of Preferred Stock and Warrants are convertible into or exercisable for 1,711,764 shares of Common Stock, or approximately 46% of the shares outstanding at April 2, 1997.
  The price of the Preferred Stock was $2.125 per share and each share of Pre-ferred Stock is convertible at any time at the option of the holder into one share of Common Stock, subject to certain potential antidilution adjustments to be triggered by the issuance of additional shares of Common Stock at less than the lesser of the then current market price or $2.125. The Preferred Stock is entitled to an 8% compounding annual dividend payable quarterly. In the first year, such dividend will be and has been paid with shares of authorized but unissued Common Stock. An aggregate of 37,926 shares of Common Stock were is-sued and accrued for this purpose in 1996. In years two and three (the Pre-ferred Stock will automatically be converted into Common Stock on the third an-niversary of issuance, thereby terminating the accruing dividend), the Company has the option of paying the dividend either in cash or with shares of Common Stock. If paid with Common Stock, the number of shares will be based on the greater of $2.125 per share or the average of the closing bid prices for the Common Stock for the 30 days prior to the dividend payment date. The number of shares of Common Stock which might be issued over the life of the dividend can-not be determined at this time as such number will vary with the market price of the Common Stock.
  The holders of the Preferred Stock are entitled to one vote for each share of Preferred Stock held by them. In addition, the holders of the Preferred Stock are entitled to elect two representatives to the Company's Board of Directors. In June 1996, the Company's Board of Directors was increased by two positions, and Raj K. Bhatia and James R. McCullough were appointed to the Board of Direc-tors to represent holders of the Preferred Stock. Messrs. Bhatia and McCullough are partners of Renwick. Certain actions by the Company, such as a merger or liquidation of the Company, the sale of substantially all of its assets, pay-ment of dividends, amendment of the Company's articles of incorporation, the issuance of additional securities or the incurrence of certain indebtedness will require the approval of at least a majority of the Preferred Stock. The Agreement also provides that the investors will have preemptive rights to sub-scribe for additional shares issued by the Company and rights to have the Com-pany register shares of Common Stock issued upon conversion of the Preferred Stock or exercise of the Warrants.
  The exercise price of the Warrants is $1.50 per share of Common Stock, if ex-ercised from the date of the initial closing through the date two years from the date of the initial closing, $1.75 for the next year, $2.00 for the next year and $2.125 for the final year, again subject to certain potential antidilution adjustments.

--------------------------------------------------------------------------------

  BY VIRTUE OF THE NUMBER OF VOTES CONTROLLED BY RENWICK AND ITS AFFILIATES, THEIR RIGHT TO ELECT TWO OF THE COMPANY'S DIRECTORS AND THE FACT THAT VARIOUS ACTIONS MAY NOT BE TAKEN BY THE COMPANY WITHOUT THE APPROVAL OF THE HOLDERS OF AT LEAST A MAJORITY OF THE PREFERRED STOCK, SUCH HOLDERS MAY BE DEEMED TO HAVE ACQUIRED CONTROL OF THE COMPANY.
  In June 1996, the Company entered into a consulting agreement with Renwick (the "Consulting Agreement") by which Renwick has been retained to serve as the Company's financial advisor for a period of three years. The Consulting Agree-ment provides that the Company pay Renwick a monthly fee of $4,167. In 1996, the Company paid Renwick $50,000 in payment of the first year's fees.

RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS

  The Board of Directors has appointed Moss Adams to continue as its indepen-dent accountants and to examine the financial statements of Carver Corporation for the fiscal year ending December 31, 1997. Representatives of Moss Adams are expected to be present at the Annual Meeting with the opportunity to make a statement, if they desire to do so, and will be available to respond to appro-priate questions.

OTHER BUSINESS

  As of the date of this proxy statement, management knows of no other business which will be presented for action at the Annual Meeting. If any other business requiring a vote of the shareholders should come before the meeting, the per-sons designated as proxies will vote or refrain from voting in accordance with their best judgment.

SHAREHOLDER PROPOSALS AND NOMINATION PROCEDURE FOR THE 1998 ANNUAL MEETING OF SHAREHOLDERS

  The Company's Bylaws provide that advance notice of nominations for the elec-tion of directors at a meeting of shareholders must be delivered to or mailed and received by the Company ninety (90) days prior to the date one year from the date of the immediately preceding annual meeting of shareholders or, in the case of a special meeting of shareholders to elect directors, the close of business on the 10th day following the date on which notice of such meeting is first given to shareholders. The Bylaws also provide that advance notice of proposals to be brought before an annual meeting by a shareholder must be sub-mitted in writing and delivered to or mailed and received by the Company not later than ninety (90) days prior to the date one year from the date of the im-mediately preceding annual meeting of shareholders. Each notice of a nomination or proposal of business must contain, among other things, (i) the name and ad-dress of the shareholder who intends to make the nomination or proposal; (ii) a representation that the shareholder is a holder of record of stock of the Com-pany entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice or to vote at the meeting for the proposal; (iii) a description of all arrange-ments or understandings between the shareholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomina-tion or nominations are to be made by the shareholder and any material interest of such shareholder in any proposal to be submitted to the meeting; and (iv) such other information regarding each nominee or proposal as would be required to be included in a proxy statement filed pursuant to the proxy rules of the Securities and Exchange Commission.
  A copy of the full text of the provisions of the Company's Bylaws dealing with shareholder nominations and proposals is available to shareholders from the Secretary of the Company upon written request.
  In order to be included in the Company's proxy statement and form of proxy relating to its 1998 Annual Meeting of Shareholders, shareholder proposals or nominations to be presented at the 1998 Annual Meeting of Shareholders must be received by the Secretary at the Company's executive offices by December 19, 1997.

REPORT ON FORM 10-K

  The Company's Annual Report on Form 10-K filed with the Commission for the year ended December 31, 1996 is available to shareholders without charge upon written request to Carver Corporation, P.O. Box 1237, Lynnwood, Washington 98046, Attention: Debra L. Griffith.

CARVER PROXY STATEMENT -- 1997 SHAREHOLDERS MEETING
--------------------------------------------------------------------------------
SOLICITATION OF PROXIES

  The form of proxy accompanying this proxy statement is solicited by the Board of Directors of the Company. Proxies may be solicited by officers, directors, and regular supervisory and executive employees of the Company, none of whom will receive any additional compensation for their services. In addition, the Company may engage an outside proxy solicitation firm to render proxy solicita-tion services and, if so, will pay a fee for such services. The Company will pay persons holding shares of Common Stock in their names or in the names of nominees, but not owning such shares beneficially, such as brokerage houses, banks, and other fiduciaries, for the expense of forwarding soliciting materi-als to their principals. All costs of solicitation of proxies will be paid by the Company.

By order of the Board of Directors

/s/ John P. World

John P. World
Secretary

Lynnwood, Washington
April 14, 1997

                              CARVER CORPORATION                          PROXY

                 ANNUAL MEETING OF SHAREHOLDERS--MAY 20, 1997
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

  The undersigned hereby appoints Stephen M. Williams and John P. World, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote all shares of common stock of Carver Corporation which the undersigned would be entitled to vote if personally present at the annual meeting of shareholders to be held on May 20, 1997, or any adjournment thereof, as directed herein, and in their discretion, to vote upon such other matters as may properly come before the meeting. The undersigned directs that this proxy be voted as indicated on the reverse side hereof:

  THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO SPECIFICATION IS MADE, A VOTE FOR THE ELECTION OF ALL NOMINEES SPECIFIED ON THE REVERSE HEREOF WILL BE ENTERED AND THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE DISCRETION OF THE PROXIES ON ALL OTHER MATTERS WHICH MAY COME BEFORE THE MEETING OR ANY ADJOURNMENT.

                               FOLD AND DETACH HERE

                                                               Please mark  [X]
                                                                your votes
                                                              as indicated


 THE UNDERSIGNED HEREBY REVOKES ANY PROXY OR PROXIES HERETOFORE GIVEN FOR SUCH SHARES AND RATIFIES ALL THAT SAID PROXIES OR THEIR SUBSTITUTES MAY LAWFULLY DO
                               BY VIRTUE HEREOF.


                                      FOR ALL
1. Election of the                    NOMINEES        WITHHOLD
   Directors nominated              LISTED BELOW      AUTHORITY
   by the Board of                  (EXCEPT AS       TO VOTE FOR
   Directors                         MARKED TO      ALL NOMINEES
                                    THE CONTRARY)       LISTED
   NOMINEES: Thomas C. Graham
             John F. Vynne
             Stephen M. Williams        [_]              [_]

   INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH THE NOMINEE'S NAME IN THE LIST ABOVE.

   Raj K. Bhatia and James R. McCullough have been nominated by the holders of the Company's Series A Cumulative Convertible Preferred Stock for election as directors. Holders of Carver Corporation Common Stock are not entitled to vote on these nominees.

2. In their discretion, the Proxies are authorized to vote in their discretion upon such other business as may properly come before the meeting.

(Please sign exactly as name appears below. When shares are held jointly, both persons should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.)

Signature _______________________________   Dated ________________________,1997

Signature if held jointly _______________   Dated ________________________,1997
Please mark, sign, date and return the proxy card promptly using the enclosed envelope.